EXHIBIT 7

                           LIMITED POWER OF ATTORNEY


      WHEREAS, American General Life Insurance Company, a Texas company (and its successors, if applicable) ("Company"), intends from time to time to file with the Securities and Exchange Commission ("Commission"), one or more Form S-6 Registration Statement(s) under the Securities Act of 1933 and one or more Form N-8B-2 Registration Statement(s) under the Investment Company Act of 1940, on behalf of the Company and the Separate Account(s) maintained or to be maintained by the Company, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

      NOW, THEREFORE, the undersigned individual, in his capacity as a director or officer of the Company, hereby appoints Thomas B. Phillips and Steven A. Glover, and each of them, either of whom may act without the joinder of the other, his true and lawful attorney-in-fact and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company, any and all Form S-6 and Form N-8B-2 Registration Statements and all amendments thereto; and any related Form N-8A notices of registration and applications for exemptions or amendments thereto, as each said attorney-in-fact shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. The above-named attorneys-in-fact shall each have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with any and all Form S-6 and Form N-8B-2 Registration Statements, and any and all amendments thereto, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of each said attorney-in-fact.

      EXECUTED this 10th day of NOVEMBER, 1997.


 /s/ROYCE G. IMHOFF, II
 ----------------------
 Royce G. Imhoff, II

                           LIMITED POWER OF ATTORNEY


      WHEREAS, American General Life Insurance Company, a Texas company (and its successors, if applicable) ("Company"), intends from time to time to file with the Securities and Exchange Commission ("Commission"), one or more Form S-6 Registration Statement(s) under the Securities Act of 1933 and one or more Form N-8B-2 Registration Statement(s) under the Investment Company Act of 1940, on behalf of the Company and the Separate Account(s) maintained or to be maintained by the Company, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

      NOW, THEREFORE, each of the undersigned individuals, in his capacity as a director or officer of the Company, hereby appoints Thomas B. Phillips and Steven A. Glover, and each of them, either of whom may act without the joinder of the other, his true and lawful attorney-in-fact and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company, any and all Form S-6 and Form N-8B-2 Registration Statements and all amendments thereto; and any related Form N-8A notices of registration and applications for exemptions or amendments thereto, as each said attorney-in-fact shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. The above-named attorneys-in-fact shall each have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with any and all Form S-6 and Form N-8B-2 Registration Statements, and any and all amendments thereto, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of each said attorney-in-fact.

      EXECUTED this 3rd day of DECEMBER, 1997.


                                                  /s/JOHN V. LAGRASSE
 --------------------------                       --------------------------
 (Robert M. Devlin)                               (John V. LaGrasse)


 (Not a Director as of the execution date.)       /s/RODNEY O. MARTIN, JR.
 --------------------------                       --------------------------
 (Michael G. Atnip)                               Rodney O. Martin, Jr.)


 /s/JAMES D. D'AGOSTINO, JR.                      /s/JON P. NEWTON
 --------------------------                       --------------------------
 (James S. D' Agostino, Jr.)                      (Jon P. Newton)


 /s/DAVID A. FRAVEL                               /s/PHILIP K. POLKINGHORN
 --------------------------                       --------------------------
 (David A. Fravel)                                (Philip K. Polkinghorn)


 /s/ROBERT F. HERBERT, JR.                        /s/PETER V. TUTERS
 --------------------------                       --------------------------
 (Robert F. Herbert, Jr.)                         (Peter V. Tuters)